UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2023

TerrAscend Corp.

(Exact name of Registrant as Specified in Its Charter)

Canada	000-56363	Not applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 City Centre Drive Suite 501
Mississauga, Ontario, Canada		L5B 1M5
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 717 610-4165

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)*	Name of each exchange on which registered
N/A	TRSSF	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

* The registrant’s common shares, no par value, trade over-the-counter on OTCQX Best Market under the trading symbol “TRSSF.”

Item 5.07 Submission of Matters to a Vote of Security Holders.

TerrAscend Corp. (the “Company”) held its 2023 annual meeting of shareholders (the “Annual Meeting”) of the Company on June 22, 2023 virtually via a live audio webcast. As of April 27, 2023, the record date for the Annual Meeting, the Company had 274,625,998 common shares outstanding. Of that number, 123,396,538 common shares were represented in person or by proxy at the Annual Meeting. The Company’s shareholders voted on each of the following proposals at the Annual Meeting, casting their votes as described below.

Proposal 1: Election of Directors

Each of the five individuals listed below was elected at the Annual Meeting to serve on the Company’s Board of Directors (the “Board”) until the close of the next annual meeting of shareholders of the Company following his or her election, or any postponement(s) or adjournment(s) thereof, unless his or her office is vacated earlier or until his or her successor is elected or appointed. The final voting results are as follows:

Director Nominee	Votes For	Abstain	Broker Non-Votes
Craig Collard	117,809,354	5,587,184	N/A
Kara DioGuardi	117,626,020	5,770,518	N/A
Ira Duarte	117,683,560	5,712,978	N/A
Ed Schutter	113,078,295	10,318,243	N/A
Jason Wild	117,712,546	5,683,992	N/A

Proposal 2: Ratification of the Appointment of Auditor

The Company’s shareholders ratified the appointment of MNP LLP, Chartered Professional Accountants, of Toronto, Ontario as the Company’s auditor for the ensuing year at a remuneration to be fixed by the Company’s Board. The final voting results are as follows:

Votes For	Withheld	Broker Non-Votes
123,320,264	76,274	N/A

Proposal 3: Amendments to Stock Option Plan and Approval of Unallocated Options Under the Stock Option Plan

The Company’s shareholders approved certain amendments to the Company’s stock option plan (including all unallocated stock options issuable thereunder). The final voting results are as follows:

Votes For	Against	Broker Non-Votes
122,420,996	975,542	N/A

Proposal 4: Amendments to Restricted Share Unit Plan and Approval of Unallocated Awards Under the Restricted Share Unit Plan

The Company’s shareholders approved certain amendments to the Company’s restricted share unit plan (including all unallocated awards issuable thereunder). The final voting results are as follows:

Votes For	Against	Broker Non-Votes
121,206,866	2,189,672	N/A

Proposal 5: Approval of Private Placement for Terrascend Growth Corp.

The Company’s shareholders approved the issuance and sale on a private placement basis of common shares of TerrAscend Growth Corp., a wholly-owned subsidiary of the Company, for aggregate gross proceeds of US$1,000,000, which shall be deemed, for the purposes of section 184(3) of the Business Corporations Act (Ontario), to be a sale of all or substantially all of the assets of the Company, in connection with the Company’s intent to list its common shares on the Toronto Stock Exchange. The final voting results are as follows:

Votes For	Against	Broker Non-Votes
122,812,459	584,079	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TerrAscend Corp.

Date:	June 28 2023	By:	/s/ Keith Stauffer
Keith Stauffer Chief Financial Officer